As filed with the Securities and Exchange Commission on February 29, 2000
                                                     Registration No. 333-96191
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM F-1
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                               ---------------
                               IFCO Systems N.V.
            (Exact name of Registrant as Specified in its Charter)

                               ---------------
    The Netherlands                 3089                     98-0216429
    (State or other           (Primary Standard            (I.R.S Employer
    jurisdiction of              Industrial              Identification No.)
   incorporation or          Classification Code
     organization)                 Number)
                               ---------------
                        "Rivierstaete", Amsteldijk 166
                                    1079 LH
                          Amsterdam, The Netherlands
                                31-20-504-1772
   (Address and telephone number of Registrant's principal executive office)
                               ---------------
                         Silver Oak Acquisition Corp.
                         c/o Corporation Trust Company
                              1209 Orange Street
                          Wilmington, Delaware 19801
           (Name, address and telephone number of agent for service)
                               ---------------
                                  Copies to:

            John D. Wilson                       Stephen M. Wiseman
          Shearman & Sterling                      King & Spalding
            Broadgate West                   1185 Avenue of the Americas
            9 Appold Street                 New York, New York 10036-4003
        London EC2A 2AP England

                               ---------------
  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
                               ---------------
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ---------------

  The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution

  The table below lists the fees and expenses, other than underwriting discounts and commissions, which the registrant will pay in connection with the offering described in this registration statement. All the expenses are estimates, except for the SEC registration fee, the Netherlands Capital Tax, the Nasdaq National Market listing fee, the NASD filing fee, and the Frankfurt Stock Exchange listing fee.

                                                                       Amount
                                                                     ----------
SEC registration fee................................................ $   60,228
NASD filing fee.....................................................     18,944
Nasdaq National Market listing fee..................................     80,625
Frankfurt Stock Exchange listing fee................................     15,000
Netherlands Capital Tax.............................................  2,015,000
Legal fees and expenses.............................................  1,000,000
Accounting fees and expenses........................................    750,000
Printing and engraving expenses.....................................    500,000
Transfer agent and registrar fees...................................     35,000
Miscellaneous expenses..............................................    950,000
                                                                     ----------
Total............................................................... $5,424,797
                                                                     ==========

--------

Item 14. Indemnification of Directors And Officers

  IFCO Systems N.V. has agreed to indemnify each member of its board of directors if, in the course of executing his or her duties, the member incurs personal liability under civil laws, subject to the right of IFCO Systems to recover payment from each such member to the extent permitted by applicable law. IFCO Systems will also maintain an insurance policy with a third-party carrier insuring members of the board of directors against the foregoing liabilities.

Item 15. Recent Sales of Unregistered Securities

  The following is a summary of transactions by IFCO Systems involving sales of its securities that have not been registered under the Securities Act of 1933. None of these transactions involved any underwriters, underwriting discounts or commissions, or any public offering.

  (1) On March 31, 1999, upon its incorporation, IFCO Systems issued 5,000 ordinary shares, 10 euros nominal value per share, to Schoeller Industries for 50,000 euros.

  (2) On November 3, 1999, pursuant to a purchase agreement between Schoeller Industries and Schoeller Holding, Schoeller Industries sold and transferred to IFCO Holding (formerly known as Avenue Verwaltungsgesellschaft mbH) 5,000 ordinary shares, 10 euros nominal value per share, for total consideration of 50,000 euros.

  (3) In connection with the merger and this offering:

   (a) IFCO Systems will issue to Schoeller Holding 995,000 ordinary shares, 10 euros nominal value per share, in consideration for the contribution to IFCO Systems of: (i) one share in the nominal amount of DM3,040,000 in the capital of IFCO Europe, (ii) three shares in the nominal amount of DM5,000, DM5,000, and DM40,000, respectively, in the capital of IFCO International, and (iii) six shares in the nominal amount of DM11,300, DM11,200, DM12,500, DM1,200, DM12,500, and DM1,300, respectively, in the capital of MTS;

   (b) IFCO Systems will issue to Schoeller Holding 250,000 ordinary shares, 10 euros nominal value per share, in consideration for one share in the nominal amount of DM960,000 in the capital of IFCO Europe;

   (c) IFCO Systems will issue to Schoeller Holding 2,750,000 ordinary shares, 10 euros nominal value per share, to be paid in cash from the share premium reserve account;

   (d) IFCO Systems will effect a 5-for-1 stock split of the IFCO Systems ordinary shares resulting in a nominal value per share of 2 euros after the stock split.

  The issuances of the securities set forth in paragraphs 1 through 3 above were deemed to be exempt from registration under the Securities Act in reliance, unless otherwise indicated, on Section 4(2) of the Securities Act and, in certain circumstances, Regulation D and Regulation S promulgated under the Securities Act. The recipients of such securities represented their intentions to acquire the securities for investment only and not with a view to, or for sale in connection with, any distribution thereof and appropriate legends were affixed to the certificates representing the securities issued in such transactions.

Item 16. Exhibits And Financial Statement Schedules

  (a) Exhibits.

 *1.1 Form of Underwriting Agreement.
  3.1 Articles of Association of IFCO Systems (English translation)
      (incorporated by reference to Appendix D to the proxy statement/prospectus filed as part of IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).
  4.1 Specimen Certificate of IFCO Systems ordinary shares (incorporated by reference to Exhibit 4.1 to IFCO Systems' Registration Statement on Form
      F-4, registration no. 333-96021).
 *5.1 Opinion of Stibbe Simont Monahan Duhot P.C. as to the legality of the
      IFCO Systems ordinary shares.
  9.1 Voting Agreement dated as of October 6, 1999, and effective as of March
      29, 1999, by and among PalEx and certain stockholders of PalEx
      (incorporated by reference to Exhibit 9.1 to IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).
 10.1 Amended and Restated Agreement and Plan of Reorganization, dated as of October 6, 1999 and effective as of March 29, 1999, by and among IFCO
      Systems, IFCO Europe, MTS, IFCO International, Schoeller Industries,
      Silver Oak and PalEx, as amended by Amendment No. 1 dated as of January
      31, 2000 (incorporated by reference to Appendix A to the proxy statement/prospectus filed as part of IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).
 10.2 Form of Lockup Agreement to be executed by Christoph Schoeller, Martin
      Schoeller, Schoeller Industries, Schoeller Holding, and certain senior executives of PalEx and its subsidiaries (incorporated by reference to Exhibit 10.1 to IFCO Systems' Registration Statement on Form F-4, registration no. 333-96021).
 10.3 Form of Waiver to be entered by IFCO Systems and by certain employees of PalEx (incorporated by reference to Exhibit 10.2 to IFCO Systems'
      Registration Statement on Form F-4, registration no. 333-96021).
 10.4 Senior Facility Agreement, dated February 20, 1998, between IFCO
      International Food Container Organization GmbH, as Borrower, IFCO Europe, and the Financial Institutions named therein (incorporated by reference to Exhibit 10.3 to IFCO Systems' Registration Statement on Form F-4, registration no. 333-96021).
 10.5 Amendment to Senior Facility Agreement, dated February 28, 1998
      (incorporated by reference to Exhibit 10.4 to IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).

 10.6  Senior Subordinated Facility Agreement, dated February 20, 1998, between
       IFCO International Food Container Organization GmbH as Borrower, IFCO
       Europe, and the Financial Institutions named therein (incorporated by reference to Exhibit 10.5 to IFCO Systems' Registration Statement on
       Form F-4, registration no. 333-96021).
 10.7  Intercreditor Agreement, dated February 20, 1998, between BHF Bank AG as
       Senior Agent and Security Trustee, Barclays Bank PLC as Senior
       Subordinated Agent and the Financial Institutions named therein as Initial Senior Lenders and Initial Senior Subordinated Lenders
       (incorporated by reference to Exhibit 10.6 to IFCO Systems' Registration
       Statement on Form F-4, registration no. 333-96021).
 10.8 Security Trust Agreement, dated February 27, 1998, between BHF Bank AG as Security Trustee and Senior Agent, IFCO International Food Container
       Organization GmbH as Borrower, IFCO Europe, Barclays Bank PLC as Senior
       Subordinated Agent, and the Financial Institutions named therein
       (incorporated by reference to Exhibit 10.7 to IFCO Systems' Registration
       Statement on Form F-4, registration no. 333-96021).
 10.9 Option Release and IPO-Facilitation Agreement, dated May 27, 1999, by and among, inter alia, Schoeller Industries, Schoeller Plast AG, GE
       Capital, and GE Erste as amended by the Amendment of the Option Release and IPO-Facilitation Agreement, dated January 31, 2000 (incorporated by reference to Exhibit 10.8 to IFCO Systems' Registration Statement on
       Form F-4, registration no. 333-96021).
 10.10 Supply Agreement, dated November 4, 1997, between IFCO Europe and
       Schoeller Plast Industries GmbH (assigned to Schoeller Plast AG)
       (incorporated by reference to Exhibit 10.9 to IFCO Systems' Registration
       Statement on Form F-4, registration no. 333-96021).
 10.11 Membership Interest and Share Purchase Agreement, dated September 2,
       1999, by and among, inter alia, Polymer International Corp., as seller, and IFCO Systems, as purchaser (incorporated by reference to Exhibit 10.10 to IFCO Systems' Registration statement on Form F-4, registration no. 333-96021).
 10.12 Management Agreement, dated as of January 2, 1997, between Schoeller
       Industries and IFCO Europe (incorporated by reference to Exhibit 10.11 to IFCO Systems' Registration Statement on Form F-4, registration no.
       333-96021).
 10.13 Management Agreement, dated as of January 2, 1997, between Schoeller
       Industries and MTS (incorporated by reference to Exhibit 10.12 to IFCO
       Systems' Registration Statement on Form F-4, registration no. 333-
       96021).
 10.14 Asset Purchase Agreement, dated as of February 12, 1998, by and among
       PalEx, Container Services Company NW Acquisition, Inc., Container
       Services Company SW Acquisition, Inc., Consolidated Drum Reconditioning
       Co., Inc., CDRCo. HC, LLC, CDRCo. NW, LLC, CDRCo SW, LLC, Joseph Cruz, and Philip Freeman (incorporated by reference to Exhibit 2.1 to PalEx's
       Current Report on Form 8-K dated February 12, 1998, Commission file no.
       000-22237, as filed with the SEC on February 27, 1998).
 10.15 Acquisition Agreement and Plan of Reorganization, dated as of February
       23, 1998, by and among PalEx, Acme Acquisition, Inc., Acme Barrel
       Company, Inc., and the stockholders named therein (incorporated by reference to Exhibit 2.2 to PalEx's Current Report on Form 8-K dated
       February 12, 1998, Commission file no. 000-22237, as filed with the SEC on February 27, 1998).

10.16  Acquisition Agreement and Plan of Reorganization, dated as of February 23, 1998, by and among
       PalEx, Acme Barrel Company, Inc., ESP Realty Corp., Inc., and the Elliot Pearlman Living Trust u/t/a
       dated July 2, 1996 (incorporated by reference to Exhibit 2.3 to PalEx's Current Report on Form 8-K
       dated February 12, 1998, Commission file no. 000-22237, as filed with the SEC on February 27, 1998).

  10.17  Acquisition Agreement and Plan of Reorganization, dated as of February 23, 1998, by and among
         PalEx, Western Container Acquisition, Inc., Environmental Recyclers of Colorado Inc., and the
         individual optionees named therein (incorporated by reference to Exhibit 2.4 to PalEx's Current
         Report on Form 8-K dated February 12, 1998, Commission file no. 000-22237, as filed with the SEC on February 27, 1998).
  10.18  Acquisition Agreement, dated as of February 23, 1998, by and among PalEx, Western Container
         Acquisition, Inc., and Barton A. Kaminsky (incorporated by reference to Exhibit 2.5 to PalEx's
         Current Report on Form 8-K dated February 12, 1998, Commission file no. 000-22237, as filed with the SEC on February 27, 1998).
  10.19  Share Purchase Agreement, dated as of September 11, 1998, by and among (a) PalEx, (b) 1313530
         Ontario Inc., an Ontario corporation that is wholly owned by PalEx, and (c) 1271477 Ontario
         Limited, Rollem Holdings Inc., 1271478 Ontario Limited, 1296288 Ontario Limited, Save On Pallets
         Ltd., Pallet Management Services Inc., The David E. Turner Family Trust II, The David E. Turner
         Family Trust III, The Enrico DiLello Family Trust II, The Enrico DiLello Family Trust III, The
         Worden Teadsdale Family Trust, The Fraser Campbell Family Trust II, The Fraser Campbell Family
         Trust III, The John F. Campbell Family Trust II, The John F. Campbell Family Trust, The Ronald
         Doering Family Trust, Fraser Campbell, John F. Campbell, Enrice DiLello, Ronald Doering, Susan
         Virginia Teadsdale, Worden Teadsdale, Clint Sharples, and David E. Turner (incorporated by reference to Exhibit 2.1 to Palex's Current Report on Form 8-K dated September 11, 1998, Commission file
         no. 000-22237, as filed on September 23, 1998).
  10.20  Form of Employment and Noncompetition Agreement for Messrs. Maultsby, Rhyne, Fletcher, and
         Fraser (the terms of each agreement are identical except for the level of compensation provided for the respective individual) (incorporated by reference to Exhibit 10.4 to PalEx's Registration
         Statement on Form S-1, registration no. 333-18683).
  10.21  Form of Employment and Noncompetition Agreement for Messrs. Cruz and Freeman (incorporated by reference to Exhibit 10.14 to PalEx's Annual Report on Form 10-K for the fiscal year ended
         December 27, 1998, Commission file no. 000-22237, as filed with the SEC on March 30, 1999).
  21     Subsidiaries of the Registrant (incorporated by reference to Exhibit 21 to IFCO Systems'
         Registration Statement on Form F-4, registration no. 333-96021).
**23.1   Consent of PwC Deutshe Revision Aktiengesellschaft Wirtschaftsprufungsgesellschaft.
**23.2   Consent of Arthur Andersen LLP.
**23.3   Consent of PricewaterhouseCoopers LLP.
**23.4   Consent of Stibbe Simont Monahan Duhot (included as part of Exhibit 5.1).
**23.5   Consent of Cornelius Geber.
**23.6   Consent of Sam W. Humphreys.
**23.7   Consent of Randall Onstead.
**23.8   Consent of Eckhard Pfeiffer.
**23.9   Consent of Christoph Schoeller.

**23.10  Consent of Dr. Frank Tofflinger.
**24     Power of Attorney (included on signature page).

--------
 *Filed herewith.

**Filed previously.

  (b) Financial Statement Schedules.

  Not required.

  (c) Reports, Opinions, Appraisals.

  Not required.

Item 17. Undertakings

  (a) The undersigned Registrant hereby undertakes:

  (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

  (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (4) to file a post-effective amendment to the registration statement to include any financial statements required by Rule 3-19 of Regulation S-X under the Securities Act of 1933 at the start of any delayed offering or throughout a continuous offering.

  (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  (c) The undersigned registrant hereby undertakes to provide to the underwriter at the closing, as specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

  (d) The undersigned registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

  (e) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to Registration Statement on Form F-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on this 29th day of February, 2000.

                                          IFCO SYSTEMS N.V.

                                              /s/ Martin A. Schoeller
                                          By: ___________________________
                                             Martin A. Schoeller
                                             Director and Chief
                                          Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement on Form F-1 has been signed by the following persons in the capacities and on the dates indicated.


              Signature                          Title                   Date
              ---------                          -----                   ----
     /s/ Martin A. Schoeller           Director and Chief          February 29, 2000
______________________________________  Executive Officer
         Martin A. Schoeller            (principal executive
                                        officer)

                  *                    Director and Chief          February 29, 2000
______________________________________  Financial Officer
         Dr. Willy von Becker           (principal financial and
                                        accounting officer)

Puglisi & Associates                Authorized Representative
                                    in the United States

                                                                   February 29, 2000

                *
By: _____________________________
       Gregory F. Lavelle
         Vice President

  /s/ Martin A. Schoeller
*By: ____________________________
        Attorney-in-fact

                                 EXHIBIT INDEX

 *1.1 Form of Underwriting Agreement.
  3.1 Articles of Association of IFCO Systems (English translation)
      (incorporated by reference to Appendix D to the proxy statement/prospectus filed as part of IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).
  4.1 Specimen Certificate of IFCO Systems ordinary shares (incorporated by reference to Exhibit 4.1 to IFCO Systems' Registration Statement on Form
      F-4, registration no. 333-96021).
 *5.1 Opinion of Stibbe Simont Monahan Duhot P.C. as to the legality of the
      IFCO Systems ordinary shares.
  9.1 Voting Agreement dated as of October 6, 1999, and effective as of March
      29, 1999, by and among PalEx and certain stockholders of PalEx
      (incorporated by reference to Exhibit 9.1 to IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).
 10.1 Amended and Restated Agreement and Plan of Reorganization, dated as of October 6, 1999 and effective as of March 29, 1999, by and among IFCO
      Systems, IFCO Europe, MTS, IFCO International, Schoeller Industries,
      Silver Oak and PalEx, as amended by Amendment No. 1 dated as of January
      31, 2000 (incorporated by reference to Appendix A to the proxy statement/prospectus filed as part of IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).
 10.2 Form of Lockup Agreement to be executed by Christoph Schoeller, Martin
      Schoeller, Schoeller Industries, Schoeller Holding, and certain senior executives of PalEx and its subsidiaries (incorporated by reference to Exhibit 10.1 to IFCO Systems' Registration Statement on Form F-4, registration no. 333-96021).
 10.3 Form of Waiver to be entered by IFCO Systems and by certain employees of PalEx (incorporated by reference to Exhibit 10.2 to IFCO Systems'
      Registration Statement on Form F-4, registration no. 333-96021).
 10.4 Senior Facility Agreement, dated February 20, 1998, between IFCO
      International Food Container Organization GmbH, as Borrower, IFCO Europe, and the Financial Institutions named therein (incorporated by reference to Exhibit 10.3 to IFCO Systems' Registration Statement on Form F-4, registration no. 333-96021).
 10.5 Amendment to Senior Facility Agreement, dated February 28, 1998
      (incorporated by reference to Exhibit 10.4 to IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).
 10.6 Senior Subordinated Facility Agreement, dated February 20, 1998, between
      IFCO International Food Container Organization GmbH as Borrower, IFCO
      Europe, and the Financial Institutions named therein (incorporated by reference to Exhibit 10.5 to IFCO Systems' Registration Statement on
      Form F-4, registration no. 333-96021).
 10.7 Intercreditor Agreement, dated February 20, 1998, between BHF Bank AG as
      Senior Agent and Security Trustee, Barclays Bank PLC as Senior
      Subordinated Agent and the Financial Institutions named therein as Initial Senior Lenders and Initial Senior Subordinated Lenders
      (incorporated by reference to Exhibit 10.6 to IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).
 10.8 Security Trust Agreement, dated February 27, 1998, between BHF Bank AG as
      Security Trustee and Senior Agent, IFCO International Food Container
      Organization GmbH as Borrower, IFCO Europe, Barclays Bank PLC as Senior
      Subordinated Agent, and the Financial Institutions named therein
      (incorporated by reference to Exhibit 10.7 to IFCO Systems' Registration
      Statement on Form F-4, registration no. 333-96021).
 10.9 Option Release and IPO-Facilitation Agreement, dated May 27, 1999, by and among, inter alia, Schoeller Industries, Schoeller Plast AG, GE Capital, and GE Erste as amended by the Amendment of the Option Release and IPO-
      Facilitation Agreement, dated January 31, 2000 (incorporated by reference to Exhibit 10.8 to IFCO Systems' Registration Statement on Form F-4, registration no. 333-96021).

 10.10 Supply Agreement, dated November 4, 1997, between IFCO Europe and
       Schoeller Plast Industries GmbH (assigned to Schoeller Plast AG)
       (incorporated by reference to Exhibit 10.9 to IFCO Systems' Registration
       Statement on Form F-4, registration no. 333-96021).
 10.11 Membership Interest and Share Purchase Agreement, dated September 2,
       1999, by and among, inter alia, Polymer International Corp., as seller, and IFCO Systems, as purchaser (incorporated by reference to Exhibit 10.10 to IFCO Systems' Registration statement on Form F-4, registration no. 333-96021).
 10.12 Management Agreement, dated as of January 2, 1997, between Schoeller
       Industries and IFCO Europe (incorporated by reference to Exhibit 10.11 to IFCO Systems' Registration Statement on Form F-4, registration no.
       333-96021).
 10.13 Management Agreement, dated as of January 2, 1997, between Schoeller
       Industries and MTS (incorporated by reference to Exhibit 10.12 to IFCO
       Systems' Registration Statement on Form F-4, registration no. 333-
       96021).
 10.14 Asset Purchase Agreement, dated as of February 12, 1998, by and among
       PalEx, Container Services Company NW Acquisition, Inc., Container
       Services Company SW Acquisition, Inc., Consolidated Drum Reconditioning
       Co., Inc., CDRCo. HC, LLC, CDRCo. NW, LLC, CDRCo SW, LLC, Joseph Cruz, and Philip Freeman (incorporated by reference to Exhibit 2.1 to PalEx's
       Current Report on Form 8-K dated February 12, 1998, Commission file no.
       000-22237, as filed with the SEC on February 27, 1998).
 10.15 Acquisition Agreement and Plan of Reorganization, dated as of February
       23, 1998, by and among PalEx, Acme Acquisition, Inc., Acme Barrel
       Company, Inc., and the stockholders named therein (incorporated by reference to Exhibit 2.2 to PalEx's Current Report on Form 8-K dated
       February 12, 1998, Commission file no. 000-22237, as filed with the SEC on February 27, 1998).
 10.16 Acquisition Agreement and Plan of Reorganization, dated as of February
       23, 1998, by and among PalEx, Acme Barrel Company, Inc., ESP Realty
       Corp., Inc., and the Elliot Pearlman Living Trust u/t/a dated July 2, 1996 (incorporated by reference to Exhibit 2.3 to PalEx's
       Current Report on Form 8-K
       dated February 12, 1998, Commission file no. 000-22237, as filed with the SEC on February 27, 1998).
 10.17 Acquisition Agreement and Plan of Reorganization, dated as of February
       23, 1998, by and among PalEx, Western Container Acquisition, Inc.,
       Environmental Recyclers of Colorado Inc., and the individual optionees named therein (incorporated by reference to Exhibit
       2.4 to PalEx's Current Report on Form 8-K dated February 12, 1998,
       Commission file no. 000-22237, as filed with the SEC on February 27, 1998).
 10.18 Acquisition Agreement, dated as of February 23, 1998, by and among PalEx, Western Container Acquisition, Inc., and Barton A. Kaminsky
       (incorporated by reference to Exhibit 2.5 to PalEx's
       Current Report on Form 8-K dated February 12, 1998, Commission file no.
       000-22237, as filed with the SEC on February 27, 1998).
 10.19 Share Purchase Agreement, dated as of September 11, 1998, by and among
       (a) PalEx, (b) 1313530 Ontario Inc., an Ontario corporation that is wholly owned by PalEx, and (c) 1271477 Ontario
       Limited, Rollem Holdings Inc., 1271478 Ontario Limited, 1296288 Ontario
       Limited, Save On Pallets Ltd., Pallet Management Services Inc., The
       David E. Turner Family Trust II, The David E. Turner
       Family Trust III, The Enrico DiLello Family Trust II, The Enrico DiLello
       Family Trust III, The Worden Teadsdale Family Trust, The Fraser Campbell
       Family Trust II, The Fraser Campbell Family Trust III, The John F.
       Campbell Family Trust II, The John F. Campbell Family Trust, The Ronald
       Doering Family Trust, Fraser Campbell, John F. Campbell, Enrice DiLello,
       Ronald Doering, Susan Virginia Teadsdale, Worden Teadsdale, Clint
       Sharples, and David E. Turner (incorporated by reference to Exhibit 2.1 to Palex's Current Report on Form 8-K dated September 11,
       1998, Commission file no. 000-22237, as filed on September 23, 1998).

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

  10.20  Form of Employment and Noncompetition Agreement for Messrs. Maultsby, Rhyne, Fletcher, and
         Fraser (the terms of each agreement are identical except for the level of compensation provided for the respective individual) (incorporated by reference to Exhibit 10.4 to PalEx's Registration
         Statement on Form S-1, registration no. 333-18683).
  10.21  Form of Employment and Noncompetition Agreement for Messrs. Cruz and Freeman (incorporated by reference to Exhibit 10.14 to PalEx's Annual Report on Form 10-K for the fiscal year ended
         December 27, 1998, Commission file no. 000-22237, as filed with the SEC on March 30, 1999).
  21     Subsidiaries of the Registrant (incorporated by reference to Exhibit 21 to IFCO Systems'
         Registration Statement on Form F-4, registration no. 333-96021).
**23.1   Consent of PwC Deutshe Revision Aktiengesellschaft Wirtschaftsprufungsgesellschaft.
**23.2   Consent of Arthur Andersen LLP.
**23.3   Consent of PricewaterhouseCoopers LLP.
**23.4   Consent of Stibbe Simont Monahan Duhot (included as part of Exhibit 5.1).
**23.5   Consent of Cornelius Geber.
**23.6   Consent of Sam W. Humphreys.
**23.7   Consent of Randall Onstead.
**23.8   Consent of Eckhard Pfeiffer.
**23.9   Consent of Christoph Schoeller.
**23.10  Consent of Dr. Frank Tofflinger.
**24     Power of Attorney (included on signature page).

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*Filed herewith.

**Filed previously.


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